UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2014 (April 23, 2014)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                 Regulation FD Disclosure.

On April 23, 2014, HCP, Inc., a Maryland corporation (“HCP”), and Brookdale Senior Living Inc., a Delaware corporation, jointly issued a press release, and HCP released a presentation, in each case in connection with the parties’ entry into a Master Contribution and Transactions Agreement. Copies of the press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                                 Financial Statements and Exhibits.

(d)                             Exhibits.  The following exhibits are being furnished herewith:

No.	Description
99.1	Text of the Press Release, dated April 23, 2014.
99.2	Text of the Slide Presentation, dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2014
HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Text of the Press Release, dated April 23, 2014.
99.2	Text of the Slide Presentation, dated April 23, 2014.